Exhibit 99.1

FOR IMMEDIATE RELEASE

BAXTER REPORTS SECOND-QUARTER 2026 RESULTS
•Second-quarter sales of $2.96 billion increased 5% on both a reported and organic basis,1,2 reflecting growth in all segments and divisions
•Second-quarter U.S. GAAP3 diluted earnings per share (EPS) of $0.26; adjusted diluted EPS of $0.56
•Company raises full-year 2026 financial outlook

DEERFIELD, Ill., JULY 30, 2026 – Baxter International Inc. (NYSE:BAX), a global medtech leader, today reported results for the second quarter of 2026.
“Our second-quarter results exceeded expectations on both the top and bottom lines, driven by both operating performance and an additional benefit from a tariff refund that was not previously contemplated in our guidance,” said Andrew Hider, president and CEO. “While we’re encouraged by this steady progress and core operating momentum, we remain focused on the work ahead. Guided by the Baxter Growth and Performance System (GPS), we’re focused on further stabilizing the business, strengthening the balance sheet and driving a culture of continuous improvement as we build a stronger, more resilient company.”

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1 Sales growth on an organic basis and adjusted diluted EPS are non-GAAP financial measures. See the “Non-GAAP Financial Measures” section below for information about the non-GAAP financial measures included in this release and see the accompanying tables to this press release for reconciliations of those non-GAAP measures to the corresponding U.S. GAAP measures.
2 Organic sales growth excludes the impact of the Kidney Care Manufacturing and Supply agreement (Kidney Care MSA) not reflected in reportable segments, impacts associated with business acquisitions or divestitures, and is calculated at constant currency rates.
3 Generally Accepted Accounting Principles

Second-Quarter 2026 Companywide Financial Results
Unless otherwise noted, all financial results reflect continuing operations and exclude Baxter’s former Kidney Care business, which is reported as discontinued operations.
•Worldwide sales in the second quarter totaled approximately $2.96 billion, increasing 5% on both a reported and organic basis.
•U.S. sales in the second quarter totaled approximately $1.6 billion, increasing 4% on both a reported and organic basis.
•International sales in the second quarter totaled approximately $1.4 billion, increasing 7% on a reported basis and 5% on an organic basis.
•On a U.S. GAAP basis, net income totaled $135 million, or $0.26 per diluted share.
•On an adjusted basis, net income in the second quarter was $0.56 per diluted share, decreasing 5% from the prior year. As expected, results reflect the roll through of higher-cost inventory produced at the end of 2025, as well as an unfavorable comparison to the prior year related to the reclassification of certain functional costs from SG&A to cost of sales. These impacts were partially offset by a $0.11 per diluted share benefit related to an IEEPA4 tariff refund.
•Free cash flow was $181 million in the second quarter and totaled $257 million in the first half of the year.
Please see the attached schedules accompanying this press release for additional details on sales performance in the quarter, including breakouts by Baxter’s segments.

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4 International Emergency Economic Powers Act (IEEPA).

Second-Quarter 2026 Segment Results
Beginning in the second quarter of 2026, Baxter updated its segment reporting structure to align with changes to the company’s operating model.5 Previously reported segment results have been recast to conform to the updated reporting structure and are available on the Investor Relations section at www.baxter.com. In the second quarter, all segments and divisions delivered growth in both the U.S. and Internationally.
•Medical Products & Therapies sales for the second quarter totaled approximately $2.1 billion, increasing 7% on a reported basis and 5% on an organic basis. Performance in the quarter reflected strength within the Infusion Therapies & Platforms division, driven primarily by Drug Compounding and IV Solutions. This growth was partially offset by reduced sales within Infusion Systems, due to the previously disclosed shipment and installation hold of the Novum IQ LVP, and Injectables. Continued strong global demand for Advanced Surgery products also contributed to performance.
•Healthcare Systems & Technologies sales for the second quarter totaled approximately $801 million, increasing 4% on both a reported and organic basis. Performance in the quarter reflected strong demand for Care & Connectivity Solutions products, driven by growth in Patient Support Systems. Results also reflected growth in Front Line Care.

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5 The former Pharmaceuticals segment is now reported within the Infusion Therapies & Platforms (ITP) division of the Medical Products & Therapies (MPT) segment. Additionally, sales of products and services provided directly through certain of the company's manufacturing facilities related to ITP that were previously reported in Other, are now reported in the ITP division of its MPT segment. The remaining Other sales not allocated to a segment consist of sales to Vantive Health LLC, pursuant to the related Kidney Care MSA.

2025 Sustainability Report6
Baxter published its newly renamed 2025 Sustainability Report highlighting the company’s progress in 2025 and refreshed approach to advancing a sustainable and responsible business model. The company also announced new sustainability targets designed to drive measurable progress, replacing the 2030 commitments previously established. Learn more and view the full report here.

Full-Year 2026 Financial Outlook
The company raised its full-year financial outlook:
•Reported sales growth from continuing operations: 3% to 4% (previously flat to 1%)
•Organic sales growth from continuing operations: 2% to 3% (previously approximately flat)
•Adjusted earnings from continuing operations per diluted share: $1.95 to $2.15 (previously $1.85 to $2.05)
See the "Non-GAAP Financial Measures" section for explanations of the company’s non-GAAP financial measures.

Earnings Conference Call
Baxter will host a conference call today, July 30, 2026, at 7:30 a.m. CDT to discuss its second-quarter 2026 results and provide an update on the business. The conference call for investors can be accessed live from a link in the Investor Relations section of the company’s website at www.baxter.com. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

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6 See link to original press release for additional information.

Upcoming Webcasted Investor Events (to be made available on www.baxter.com)
•Wells Fargo 2026 Healthcare Conference: Sept. 9, 2026

About Baxter
At Baxter, we are everywhere healthcare happens – and everywhere it is going, with essential solutions in the hospital, physician's office and other sites of care. For nearly a century, our customers have counted on us as a vital and trusted partner. And every day, millions of patients and healthcare providers rely on our unmatched portfolio of connected solutions, medical devices, and advanced injectable technologies. Approximately 37,500 Baxter team members live our enduring Mission: to Save and Sustain Lives. Together, we are redefining how care is delivered to make a greater impact today, tomorrow, and beyond. To learn more, visit www.baxter.com and follow us on X, LinkedIn and Facebook.

Non-GAAP Financial Measures
Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this release), may enhance an investor’s overall understanding of the company's past financial performance and prospects for the future. Management uses these non-GAAP measures internally in financial planning, to monitor business unit performance, and, in some cases, for purposes of determining incentive compensation. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.
Organic sales growth is a non-GAAP measure that excludes the impact of the Kidney Care MSA not reflected in reportable segments, impacts associated with business acquisitions or divestitures, and is calculated on a constant currency basis, as if foreign currency exchange rates had remained constant between the prior and current periods.
Other non-GAAP financial measures included in this release and the accompanying tables (including within the tables that provide the company's detailed reconciliations to the corresponding U.S. GAAP financial measures) are: adjusted gross margin, adjusted selling, general, and administrative expenses, adjusted research and development expenses, adjusted other operating income, net, adjusted operating income (loss), adjusted other income (expense), net, adjusted income (loss) from continuing operations before income taxes, adjusted income tax expense (benefit), adjusted income (loss) from continuing operations, adjusted income

(loss) from discontinued operations, adjusted net income (loss), adjusted net income (loss) attributable to Baxter stockholders, adjusted diluted earnings per share from continuing operations, adjusted diluted earnings per share from discontinued operations and adjusted diluted earnings per share. Those non-GAAP financial measures exclude the impact of special items. For the quarters and six-month periods ended June 30, 2026 and 2025, special items for one or more periods included intangible asset amortization, business optimization charges, acquisition and integration costs, separation-related costs, expenses related to European medical devices regulation, certain legal matters, investment impairments, product-related items, business transformation costs, the gain on the sale of the Kidney Care business, Hurricane Helene costs, and certain tax matters. These items are excluded because they are highly variable or unusual and of a size that may substantially impact the company's reported operations for a period. Additionally, intangible asset amortization is excluded as a special item to facilitate an evaluation of current and past operating performance and is consistent with how management and the company's Board of Directors assess performance.
This release and the accompanying tables also include free cash flow, a non-GAAP financial measure that Baxter defines as operating cash flow less capital expenditures. Free cash flow is used by management and the company's Board of Directors to evaluate the cash generated from Baxter's operating activities each period after deducting its capital spending.
This release also includes forecasts of certain of the aforementioned non-GAAP measures on a forward-looking basis as part of the company's financial outlook for upcoming periods. Baxter calculates forward-looking non-GAAP financial measures based on forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking organic sales growth represents the company's targeted future sales growth excluding sales to Vantive under the Kidney Care MSA not reflected in reportable segments, reflects impacts associated with business acquisitions or divestitures, and assumes foreign currency exchange rates remain constant in future periods. Additionally, forward-looking adjusted diluted EPS guidance excludes potential charges or gains that would be reflected as non-GAAP adjustments to earnings. Baxter provides forward-looking organic sales growth guidance and adjusted diluted EPS guidance because it believes that these measures provide useful information for the reasons noted above. Baxter has not provided reconciliations of forward-looking adjusted EPS guidance to forward-looking GAAP EPS guidance because the company is unable to predict with reasonable certainty the impact of legal proceedings, future business optimization actions, separation-related costs, integration-related costs, separation-related costs, business transformation costs, asset impairments and unusual gains and losses, and the related amounts are unavailable without unreasonable efforts (as specified in the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K). In addition, Baxter believes that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Forward-Looking Statements
This release includes forward-looking statements concerning the company’s financial results (including the updated outlook for full-year 2026) and certain product development activities. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the company is exposed to risks as a result of its strategic actions; the company may not achieve the anticipated benefits of its significant transactions, including the sale of its Kidney Care business and its acquisition of Hill-Rom Holdings, Inc.; the company’s significant indebtedness requires it to use a substantial amount of its cash flow for debt service and constrains the company’s ability to pursue growth strategies and advance its R&D capabilities; there is substantial competition in the product markets in which the company operates and the risk of declining demand and pricing pressures could adversely affect the company’s business, results of operations, financial condition and cash flows; the company may be unable to successfully introduce or monetize new and existing products or services or keep pace with changing consumer preferences and needs or advances in technology; the company may not achieve its financial goals; the company has experienced disruptions in its supply chain and may experience additional disruptions in the future; global economic conditions, including inflation, have adversely affected, and could continue to adversely affect, the company’s operations; the company is subject to risks associated with doing business globally, including changes in tariffs and trade policies and treaties as well as the ongoing Iran conflict and other geopolitical events; the company may be unable to obtain sufficient components or raw materials on a timely basis or for a cost-effective price; the company may experience manufacturing, sterilization, supply, or distribution difficulties; the company has experienced and may continue to experience issues with quality management or product quality; the company may not be successful in achieving expected operating efficiencies and sustaining or improving operating expense reductions; continued consolidation in the health care industry or additional governmental controls exerted over pricing and access in key markets could lead to increased demands for price concessions or limit or eliminate the company’s ability to sell to certain of its significant market segments; segments of the company’s business are significantly dependent on major contracts with group purchasing organizations, integrated delivery networks, and certain other distributors and purchasers; the company’s operating results and financial condition have fluctuated and may in the future continue to fluctuate; management transition creates uncertainties, and the company may experience difficulties in managing such transitions, including attracting and retaining key employees; changes in foreign currency exchange rates and interest rates have had, and may in the future have, an adverse effect on the company’s results of operations, financial condition, cash flows, and liquidity; future material impairments in the value of the company’s goodwill, intangible assets, and other long-lived assets would negatively affect the company’s operating results; the company has experienced and may in the future experience breaches and breakdowns affecting its information technology systems or protected information, including from obsolescence, cyber security breaches and data leakage; the company is exposed to risks associated with incorporating artificial intelligence (AI), machine learning and other emerging technologies into our products, services and operations; a portion of the company’s workforce is unionized, and the company could face labor disruptions that would interfere with its operations; the effects of climate change, including legal, regulatory, or market measures related to climate change and other sustainability topics, could adversely affect the company’s business, results of operations, financial condition, and cash flows; the company’s goals, activities, and disclosures related to sustainability and corporate responsibility matters, and the perception of the company’s activities in these areas, may fail to satisfy the differing expectations of key stakeholders on these matters; the company is subject to laws and regulations globally, and its failure to comply with rapidly changing and increasingly divergent expectations of regulators in different jurisdictions could adversely impact the company; if reimbursement or other payment for our current or future products is reduced or modified in the U.S. or in foreign countries, or there are changes to policies with respect to pricing, taxation, or rebates, the company’s business could suffer; increasing regulatory focus on, and expanding laws relating to, privacy, AI, and cybersecurity could impact the company’s business and expose it to increased liability; the company is party to a number of pending lawsuits and other disputes which may adversely impact it; changes in tax laws or exposure to additional income tax liabilities may have a negative impact on the company’s operating results; the company could be subject to fines or damages and possible exclusion from participation in federal or state healthcare programs if it fails to comply with the laws and regulations applicable to its business; if the company is unable to protect or enforce its patents or other proprietary rights, or if the company becomes subject to claims or litigation alleging infringement of the patents or other proprietary rights of others, the company’s competitiveness and business prospects may be materially damaged; the company’s Amended and Restated Bylaws could limit its stockholders’ ability to choose their preferred judicial forum for disputes with the company or its directors, officers, or employees; the company decreased its quarterly dividend to $0.01 per share and cannot guarantee that it will increase the amount of dividends it pays, or that it will not cease paying dividends; the company’s common stock price has fluctuated significantly and may continue to do so; and other risks discussed in Baxter’s most recent filings on Form 10-K and Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.
Baxter and Novum IQ are trademarks of Baxter International Inc.

Media Contact
Andrea Johnson, (224) 948-5353
media@baxter.com

Investor Contact
Kevin Moran, (224) 948-3085
global_corp_investor_relations@baxter.com

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BAXTER — PAGE 9

BAXTER INTERNATIONAL INC.
Consolidated Statements of Income (Loss)
(unaudited)
(in millions, except per share and percentage data)

	Three Months Ended June 30,
	2026	2025	Change
NET SALES	$2,960	$2,810	5%
COST OF SALES	1,928	1,819	6%
GROSS MARGIN	1,032	991	4%
% of Net Sales	34.9%	35.3%	(0.4) pts
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	735	718	2%
% of Net Sales	24.8%	25.6%	(0.8) pts
RESEARCH AND DEVELOPMENT EXPENSES	129	134	(4)%
% of Net Sales	4.4%	4.8%	(0.4) pts
OTHER OPERATING INCOME, NET	(49)	(52)	(6)%
OPERATING INCOME	217	191	14%
% of Net Sales	7.3%	6.8%	0.5 pts
INTEREST EXPENSE, NET	64	58	10%
OTHER (INCOME) EXPENSE, NET	(5)	—	NM
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	158	133	19%
INCOME TAX EXPENSE (BENEFIT)	23	11	NM
% of Income (loss) from Continuing Operations Before Income Taxes	14.6%	8.3%	6.3 pts
INCOME (LOSS) FROM CONTINUING OPERATIONS	135	122	11%
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(9)	(31)	(71)%
NET INCOME (LOSS)	126	91	38%
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	—	—	NM
NET INCOME (LOSS) ATTRIBUTABLE TO BAXTER STOCKHOLDERS	$126	$91	38%
INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$0.26	$0.24	8%
Diluted	$0.26	$0.24	8%
INCOME (LOSS) FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$(0.02)	$(0.06)	(67)%
Diluted	$(0.02)	$(0.06)	(67)%
INCOME (LOSS) PER COMMON SHARE
Basic	$0.24	$0.18	33%
Diluted	$0.24	$0.18	33%
WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING
Basic	517	513
Diluted	518	514
ADJUSTED OPERATING INCOME (excluding special items)¹	$421	$423	(0)%
ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS (excluding special items)¹	$290	$304	(5)%
ADJUSTED INCOME (LOSS) FROM DISCONTINUED OPERATIONS (excluding special items)[1]	$(9)	$(28)	(68)%
ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER STOCKHOLDERS (excluding special items)¹	$281	$276	2%
ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)¹	$0.56	$0.59	(5)%
ADJUSTED DILUTED EPS FROM DISCONTINUED OPERATIONS (excluding special items)¹	$(0.02)	$(0.05)	(60)%
ADJUSTED DILUTED EPS (excluding special items)¹	$0.54	$0.54	0%
1 Refer to page 10 for a description of the adjustments and a reconciliation to U.S. GAAP measures.
NM - Not Meaningful

BAXTER — PAGE 10
BAXTER INTERNATIONAL INC.
Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures
(unaudited, in millions)
The company’s U.S. GAAP results for the three months ended June 30, 2026 included special items which impacted the U.S. GAAP measures as follows:

	Gross Margin	Selling, General and Administrative Expenses	Research and Development Expenses	Other Operating Income, Net	Operating Income (Loss)	Income (Loss) From Continuing Operations Before Income Taxes	Income Tax Expense (Benefit)	Income (Loss) From Continuing Operations	Income (Loss) From Discontinued Operations, Net of Tax	Net Income (Loss)	Net Income (Loss) Attributable to Baxter Stockholders	Diluted Earnings Per Share from Continuing Operations	Diluted Earnings Per Share from Discontinued Operations	Diluted Earnings Per Share
Reported	$1,032	$735	$129	$(49)	$217	$158	$23	$135	$(9)	$126	$126	$0.26	$(0.02)	$0.24
Reported percent of net sales (or effective tax rate for income tax expense (benefit))	34.9%	24.8%	4.4%	(1.7)%	7.3%	5.3%	14.6%	4.6%	(0.3)%	4.3%	4.3%
Intangible asset amortization	94	(51)	—	—	145	145	35	110	—	110	110	0.21	0.00	0.21
Business optimization items[1]	3	(4)	—	—	7	7	(1)	8	—	8	8	0.02	0.00	0.02
European medical devices regulation[2]	4	—	—	—	4	4	1	3	—	3	3	0.01	0.00	0.01
Hurricane Helene costs[3]	3	—	—	—	3	3	1	2	—	2	2	0.00	0.00	0.00
Separation-related costs[4]	3	(19)	—	—	22	22	5	17	—	17	17	0.03	0.00	0.03
Business transformation[5]	3	(13)	(4)	(3)	23	23	5	18	—	18	18	0.03	0.00	0.03
Tax matters[8]	—	—	—	—	—	—	3	(3)	—	(3)	(3)	(0.01)	0.00	(0.01)
Adjusted	$1,142	$648	$125	$(52)	$421	$362	$72	$290	$(9)	$281	$281	$0.56	$(0.02)	$0.54
Adjusted percent of net sales (or effective tax rate for income tax expense (benefit))	38.6%	21.9%	4.2%	(1.8)%	14.2%	12.2%	19.9%	9.8%	(0.3)%	9.5%	9.5%

The company’s U.S. GAAP results for the three months ended June 30, 2025 included special items which impacted the U.S. GAAP measures as follows:

	Gross Margin	Selling, General and Administrative Expenses	Operating Income (Loss)	Income (Loss) From Continuing Operations Before Income Taxes	Income Tax Expense (Benefit)	Income (Loss) From Continuing Operations	Income (Loss) From Discontinued Operations, Net of Tax	Net Income (Loss)	Net Income (Loss) Attributable to Baxter Stockholders	Diluted Earnings Per Share from Continuing Operations	Diluted Earnings Per Share from Discontinued Operations	Diluted Earnings Per Share
Reported	$991	$718	$191	$133	$11	$122	$(31)	$91	$91	$0.24	$(0.06)	$0.18
Reported percent of net sales (or effective tax rate for income tax expense (benefit))	35.3%	25.6%	6.8%	4.7%	8.3%	4.3%	(1.1)%	3.2%	3.2%
Intangible asset amortization	101	(50)	151	151	35	116	—	116	116	0.23	0.00	0.23
Business optimization items[1]	6	(11)	17	17	4	13	—	13	13	0.03	0.00	0.03
European medical devices regulation[2]	5	—	5	5	1	4	—	4	4	0.01	0.00	0.01
Hurricane Helene costs[3]	17	—	17	17	4	13	—	13	13	0.03	0.00	0.03
Separation-related costs[4]	1	(13)	14	14	3	11	—	11	11	0.02	0.00	0.02
Product-related items[6]	23	—	23	23	6	17	—	17	17	0.03	0.00	0.03
Acquisition and integration items[7]	—	(5)	5	5	1	4	—	4	4	0.01	0.00	0.01
Tax matters[8]	—	—	—	—	(4)	4	3	7	7	0.01	0.00	0.01
Adjusted	$1,144	$639	$423	$365	$61	$304	$(28)	$276	$276	$0.59	$(0.05)	$0.54
Adjusted percent of net sales (or effective tax rate for income tax expense (benefit))	40.7%	22.7%	15.1%	13.0%	16.7%	10.8%	(1.0)%	9.8%	9.8%
1The company’s results of continuing operations in 2026 and 2025 included costs related to programs to optimize its organization and cost structure. These restructuring and business optimization costs in 2026 and 2025 included costs primarily related to its initiatives to reduce its cost structure following the sale of its former Kidney Care business.
2The company’s results in 2026 and 2025 included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consisted of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results.
3The company's results of continuing operations in 2026 and 2025 included charges related to Hurricane Helene which primarily consisted of remediation, air freight and other costs.
4The company’s results of continuing operations in 2026 and 2025 and included separation-related costs primarily related to external advisors supporting its activities related to the sale of its former Kidney Care business.
5The company's results of continuing operations in 2026 included business transformation costs which include expenses incurred in connection with discrete, recently launched enterprise‑wide initiatives to modernize and simplify systems, redesign operating models, and enhance process efficiency and digital capabilities. These costs are distinct from restructuring‑related charges (which are included in footnote 1 above as Business Optimization items) and are excluded to provide investors with greater comparability of underlying operating performance.
6The company's results of continuing operations in 2025 included charges related to an estimate of warranty and remediation activities arising from field corrective actions on certain of its infusion pumps and a revised estimate of warranty and remediation activities arising from a field corrective action on certain of its infusion pumps initially recorded in 2022.
7The company’s results of continuing operations in 2025 included integration-related items comprised of Hill-Rom Holdings, Inc. (Hillrom) acquisition and integration expenses.
8The company's results of continuing operations in 2026 included an income tax benefit related to the settlement of certain income tax audits and adjustments to its valuation allowance on U.S. deferred tax assets, partially offset by the application of intraperiod tax allocation to it adjusted results in an interim period. The company's results of continuing operations in 2025 included an income tax expenses resulting from the application of intraperiod tax allocation to our adjusted results in an interim period. The company's results of discontinued operations in 2025 included indirect impacts of the carryback of the tax benefits generated by the sale of its former Kidney Care business to prior years.
For more information on the company's use of non-GAAP financial measures, please see the Non-GAAP Financial Measures section of this press release.

BAXTER — PAGE 11
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income (Loss)
(unaudited)
(in millions, except per share and percentage data)

	Six Months Ended June 30,
	2026	2025	Change
NET SALES	$5,661	$5,435	4%
COST OF SALES	3,738	3,583	4%
GROSS MARGIN	1,923	1,852	4%
% of Net Sales	34.0%	34.1%	(0.1) pts
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,463	1,421	3%
% of Net Sales	25.8%	26.1%	(0.3) pts
RESEARCH AND DEVELOPMENT EXPENSES	268	274	(2)%
% of Net Sales	4.7%	5.0%	(0.3) pts
OTHER OPERATING INCOME, NET	(91)	(92)	(1)%
OPERATING INCOME	283	249	14%
% of Net Sales	5.0%	4.6%	0.4 pts
INTEREST EXPENSE, NET	130	122	7%
OTHER (INCOME) EXPENSE, NET	1	(3)	NM
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	152	130	17%
INCOME TAX EXPENSE (BENEFIT)	34	(56)	NM
% of Income from Continuing Operations Before Income Taxes	22.4%	(43.1)%	65.5 pts
INCOME (LOSS) FROM CONTINUING OPERATIONS	118	186	(37)%
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(7)	31	NM
NET INCOME (LOSS)	111	217	(49)%
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	—	—	NM
NET LOSS ATTRIBUTABLE TO BAXTER STOCKHOLDERS	$111	$217	(49)%
INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$0.23	$0.36	(36)%
Diluted	$0.23	$0.36	(36)%
INCOME (LOSS) FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$(0.01)	$0.06	NM
Diluted	$(0.02)	$0.06	NM
NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.22	$0.42	(48)%
Diluted	$0.21	$0.42	(50)%
WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING
Basic	516	512
Diluted	517	514
ADJUSTED OPERATING INCOME (excluding special items)¹	$718	$815	(12)%
ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)¹	$478	$589	(19)%
ADJUSTED INCOME FROM DISCONTINUED OPERATIONS (excluding special items)[1]	$(7)	$7	NM
ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER STOCKHOLDERS (excluding special items)¹	$471	$596	(21)%
ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)[1]	$0.92	$1.15	(20)%
ADJUSTED DILUTED EPS FROM DISCONTINUED OPERATIONS (excluding special items)[1]	$(0.01)	$0.01	NM
ADJUSTED DILUTED EPS (excluding special items)¹	$0.91	$1.16	(22)%
1 Refer to page 12 for a description of the adjustments and a reconciliation to U.S. GAAP measures.
NM - Not Meaningful

BAXTER — PAGE 12
BAXTER INTERNATIONAL INC.
Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures
(unaudited, in millions)
The company’s U.S. GAAP results for the six months ended June 30, 2026 included special items which impacted the U.S. GAAP measures as follows:

	Gross Margin	Selling, General and Administrative Expenses	Research and Development Expenses	Other Operating Income, Net	Operating Income (Loss)	Other (Income) Expense, Net	Income (Loss) From Continuing Operations Before Income Taxes	Income Tax Expense (Benefit)	Income (Loss) From Continuing Operations	Income (Loss) From Discontinued Operations, Net of Tax	Net Income (Loss)	Net Income (Loss) Attributable to Baxter Stockholders	Diluted Earnings Per Share From Continuing Operations	Diluted Earnings Per Share from Discontinued Operations	Diluted Earnings Per Share
Reported	$1,923	$1,463	$268	$(91)	$283	$1	$152	$34	$118	$(7)	$111	$111	$0.23	$(0.02)	$0.21
Reported percent of net sales (or effective tax rate for income tax expense (benefit))	34.0%	25.8%	4.7%	(1.6)%	5.0%	0.0%	2.7%	22.4%	2.1%	(0.1)%	2.0%	2.0%
Intangible asset amortization	189	(102)	—	—	291	—	291	69	222	—	222	222	0.43	0.00	0.43
Business optimization items[1]	14	(46)	(15)	—	75	—	75	16	59	—	59	59	0.11	0.00	0.11
European medical devices regulation[2]	8	—	—	—	8	—	8	2	6	—	6	6	0.01	0.00	0.01
Product-related items[3]	(12)	—	—	—	(12)	—	(12)	(3)	(9)	—	(9)	(9)	(0.02)	0.00	(0.02)
Hurricane Helene costs[4]	6	—	—	—	6	—	6	2	4	—	4	4	0.01	0.00	0.01
Separation-related costs[5]	3	(30)	—	—	33	—	33	8	25	—	25	25	0.05	0.00	0.05
Business transformation[6]	4	(23)	(4)	(3)	34	—	34	8	26	—	26	26	0.05	0.00	0.05
Investment impairments[7]	—	—	—	—	—	(5)	5	1	4	—	4	4	0.01	0.00	0.01
Tax Matters[11]	—	—	—	—	—	—	—	(23)	23	—	23	23	0.04	0.00	0.04
Adjusted	$2,135	$1,262	$249	$(94)	$718	$(4)	$592	$114	$478	$(7)	$471	$471	0.92	(0.01)	0.91
Adjusted percent of net sales (or effective tax rate for income tax expense (benefit))	37.7%	22.3%	4.4%	(1.7)%	12.7%	(0.1)%	10.5%	19.3%	8.4%	(0.1)%	8.3%	8.3%

The company’s U.S. GAAP results for the six months ended June 30, 2025 included special items which impacted the U.S. GAAP measures as follows:

	Gross Margin	Selling, General and Administrative Expenses	Research and Development Expenses	Operating Income (Loss)	Other (Income) Expense, Net	Income (Loss) From Continuing Operations Before Income Taxes	Income Tax Expense (Benefit)	Income (Loss) From Continuing Operations	Income (Loss) From Discontinued Operations, Net of Tax	Net Income (Loss)	Net Income (Loss) Attributable to Baxter Stockholders	Diluted Earnings Per Share From Continuing Operations	Diluted Earnings Per Share From Discontinued Operations	Diluted Earnings Per Share
Reported	$1,852	$1,421	$274	$249	$(3)	$130	$(56)	$186	$31	$217	$217	$0.36	$0.06	$0.42
Reported percent of net sales (or effective tax rate for income tax expense (benefit))	34.1%	26.1%	5.0%	4.6%	(0.1)%	2.4%	(43.1)%	3.4%	0.6%	4.0%	4.0%
Intangible asset amortization	205	(101)	—	306	—	306	72	234	—	234	234	0.46	0.00	0.46
Business optimization items[1]	19	(41)	(2)	62	—	62	15	47	—	47	47	0.09	0.00	0.09
European medical devices regulation[2]	10	—	—	10	—	10	2	8	—	8	8	0.02	0.00	0.02
Product-related items[3]	29	—	—	29	—	29	8	21	—	21	21	0.04	0.00	0.04
Hurricane Helene Costs[4]	115	—	—	115	—	115	29	86	6	92	92	0.17	0.01	0.18
Separation-related costs[5]	1	(26)	—	27	—	27	6	21	31	52	52	0.04	0.06	0.10
Investment impairments[7]	—	—	—	—	(9)	9	2	7	—	7	7	0.01	0.00	0.01
Legal matters[8]	11	—	—	11	—	11	2	9	—	9	9	0.02	0.00	0.02
Acquisition and integration items[9]	—	(6)	—	6	(5)	11	2	9	—	9	9	0.02	0.00	0.02
Gain on Kidney Care Sale[10]	—	—	—	—	—	—	—	—	(111)	(111)	(111)	0.00	(0.22)	(0.22)
Tax matters[11]	—	—	—	—	—	—	39	(39)	50	11	11	(0.08)	0.10	0.02
Adjusted	$2,242	$1,247	$272	$815	$(17)	$710	$121	$589	$7	$596	$596	$1.15	$0.01	$1.16
Adjusted percent of net sales (or effective tax rate for income tax expense (benefit))	41.3%	22.9%	5.0%	15.0%	(0.3)%	13.1%	17.0%	10.8%	0.1%	11.0%	11.0%
1The company’s results of continuing operations in 2026 and 2025 included costs related to programs to optimize its organization and cost structure. These restructuring and business optimization costs in 2026 and 2025 included costs primarily related to its initiatives to reduce its cost structure following the sale of its former Kidney Care business.
2The company’s results in 2026 and 2025 included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results.
3The company's results of continuing operations in 2026 included a benefit related to a revised estimate of warranty and remediation activities from field corrective actions across our infusion pump category initially recorded in 2025. The company results of continuing operations in 2025 included charges related to an estimate of warranty and remediation activities arising from field corrective actions on certain of its infusion pumps and a revised estimate of warranty and remediation activities arising from a field corrective action on certain of its infusion pumps initially recorded in 2022.
4The company's results of continuing operations in 2026 and 2025 included charges related to Hurricane Helene, which consisted of remediation, air freight and other costs. The company's results of discontinued operations in 2025 included charges related to Hurricane Helene, which consisted of air freight and other costs.
5The company's results of continuing operations in 2026 and 2025 included separation-related costs primarily related to external advisors supporting its activities related to the sale of its former Kidney Care business. The company's results of discontinued operations in 2025 included separation-related costs related to external advisors supporting its activities related to the sale of its former Kidney Care business.
6The company's results of continuing operations in 2026 included business transformation costs which include expenses incurred in connection with discrete, recently launched enterprise‑wide initiatives to modernize and simplify systems, redesign operating models, and enhance process efficiency and digital capabilities. These costs are distinct from restructuring‑related charges (which are included in footnote 1 above as Business Optimization items) and are excluded to provide investors with greater comparability of underlying operating performance.
7The company's results of continuing operations in 2026 and 2025 included investment impairments which include losses from noncash impairment write-downs of investments.
8The company's results of continuing operations in 2025 included charges related to matters involving alleged injury from environmental exposure.
9The company’s results of continuing operations in 2025 included integration-related items comprised of Hillrom acquisition and integration expenses consisting of third-party consulting costs and the recognition of a noncash impairment of property, plant and equipment related to integration activities.
10The company's results of discontinued operations in 2025 included a gain from the sale of its former Kidney Care business.
11The company's results of continuing operations in 2026 included an income tax expense primarily related to differences arising from the use of a forecasted effective tax rate to compute income tax expense during the period, partially offset by the settlement of certain income tax audits. The company's results of continuing operations in 2025 included an income tax benefit driven by an entity classification election that it made for U.S. tax purposes, which resulted in a capital loss. The company's results of discontinued operations in 2025 included indirect impacts of the carryback of the tax benefits generated by the sale of its former Kidney Care business to prior years.
For more information on the company's use of non-GAAP financial measures, please see the Non-GAAP Financial Measures section of this press release.

BAXTER — PAGE 13
BAXTER INTERNATIONAL INC.
Sales by Operating Segment
(unaudited)
($ in millions)
The Medical Products & Therapies segment includes sales of our sterile IV solutions, infusion systems, administration sets, parenteral nutrition therapies and surgical hemostat, sealant and adhesion prevention products, specialty injectable pharmaceuticals, inhaled anesthesia, drug compounding and sales of products and services provided directly through certain of our manufacturing facilities. The Healthcare Systems & Technologies segment includes sales of our connected care solutions and collaboration tools, including smart bed systems, patient monitoring systems and diagnostic technologies, respiratory health devices and advanced equipment for the surgical space, including operating room integration technologies, precision positioning devices and other accessories. Other sales not allocated to a segment includes sales to Vantive, pursuant to the Kidney Care Manufacturing and Supply Agreement (Kidney Care MSA).

	Three Months Ended June 30,		% Change @ Actual Rates	% Change @ Organic Sales Growth	Six Months Ended June 30,		% Change @ Actual Rates	% Change @ Organic Sales Growth
	2026	2025			2026	2025
Infusion Therapies & Platforms	$1,745	$1,649	6%	4%	$3,361	$3,239	4%	1%
Advanced Surgery	331	296	12%	12%	635	564	13%	11%
Medical Products & Therapies	2,076	1,945	7%	5%	3,996	3,803	5%	2%
Care & Connectivity Solutions	502	474	6%	5%	937	901	4%	3%
Front Line Care	299	293	2%	2%	569	570	(0)%	(1)%
Healthcare Systems & Technologies	801	767	4%	4%	1,506	1,471	2%	1%
Other	83	98	(15)%	0%	159	161	(1)%	0%
Total - Continuing Operations	$2,960	$2,810	5%	5%	$5,661	$5,435	4%	2%

Organic sales growth is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures, please see the Non-GAAP Financial Measures section of this press release.

BAXTER — PAGE 14
BAXTER INTERNATIONAL INC.
Segment Operating Income
(unaudited)
($ in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Medical Products & Therapies	$400	$444	$750	$847
% of Segment Net Sales	19.3%	22.8%	18.8%	22.3%
Healthcare Systems & Technologies	163	156	262	278
% of Segment Net Sales	20.3%	20.3%	17.4%	18.9%
Other	6	6	13	12
Total	569	606	1,025	1,137
Unallocated corporate costs	(148)	(183)	(307)	(322)
Intangible asset amortization expense	(145)	(151)	(291)	(306)
Legal matters	—	—	—	(11)
Business optimization items	(7)	(17)	(75)	(62)
Acquisition and integration items	—	(5)	—	(6)
Separation-related costs	(22)	(14)	(33)	(27)
European Medical Devices Regulation	(4)	(5)	(8)	(10)
Product-related items	—	(23)	12	(29)
Business transformation	(23)	—	(34)	—
Hurricane Helene costs	(3)	(17)	(6)	(115)
Total operating income (loss)	217	191	283	249
Interest expense, net	64	58	130	122
Other (income) expense, net	(5)	—	1	(3)
Income (Loss) from continuing operations before income taxes	$158	$133	$152	$130

BAXTER — PAGE 15

BAXTER INTERNATIONAL INC.
Operating Segment Sales by U.S. and International
(unaudited)
($ in millions)

	Three Months Ended June 30,
	2026			2025			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total
Infusion Therapies & Platforms	$769	$976	$1,745	$753	$896	$1,649	2%	9%	6%
Advanced Surgery	182	149	331	158	138	296	15%	8%	12%
Medical Product & Therapies	951	1,125	2,076	911	1,034	1,945	4%	9%	7%
Care & Connectivity Solutions	361	141	502	341	133	474	6%	6%	6%
Front Line Care	226	73	299	221	72	293	2%	1%	2%
Healthcare Systems & Technologies	587	214	801	562	205	767	4%	4%	4%
Other	57	26	83	63	35	98	(10)%	(26)%	(15)%
Total - Continuing Operations	$1,595	$1,365	$2,960	$1,536	$1,274	$2,810	4%	7%	5%

BAXTER — PAGE 16
BAXTER INTERNATIONAL INC.
Operating Segment Sales by U.S. and International
(unaudited)
($ in millions)

	Six Months Ended June 30,
	2026			2025			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total
Infusion Therapies & Platforms	$1,480	$1,881	$3,361	$1,539	$1,700	$3,239	(4)%	11%	4%
Advanced Surgery	347	288	635	303	261	564	15%	10%	13%
Medical Products & Therapies	1,827	2,169	3,996	1,842	1,961	3,803	(1)%	11%	5%
Care & Connectivity Solutions	676	261	937	657	244	901	3%	7%	4%
Front Line Care	424	145	569	423	147	570	0%	(1)%	(0)%
Healthcare Systems & Technologies	1,100	406	1,506	1,080	391	1,471	2%	4%	2%
Other	103	56	159	104	57	161	(1)%	(2)%	(1)%
Total - Continuing Operations	$3,030	$2,631	$5,661	$3,026	$2,409	$5,435	0%	9%	4%

BAXTER — PAGE 17
BAXTER INTERNATIONAL INC.
Reconciliation of Non-GAAP Financial Measure
Operating Cash Flow to Free Cash Flow
(unaudited)
($ in millions)

Three Months Ended June 30, 2026
Cash flows from (used in) operations - continuing operations	$297
Cash flows from (used in) investing activities - continuing operations	(117)
Cash flows from (used in) financing activities	(31)

Cash flows from (used in) operations - continuing operations	$297
Capital expenditures - continuing operations	(116)
Free cash flow - continuing operations	$181

	Six Months Ended June 30,
	2026	2025
Cash flows from (used in) operations - continuing operations	$510	$118
Cash flows from (used in) investing activities - continuing operations	(250)	(239)
Cash flows from (used in) financing activities	(42)	(3,988)

Cash flows from (used in) operations - continuing operations	$510	$118
Capital expenditures - continuing operations	(253)	(262)
Free cash flow - continuing operations	$257	$(144)

Free cash flow is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures, please see the Non-GAAP Financial Measures section of this press release.

BAXTER — PAGE 18
BAXTER INTERNATIONAL INC.
Reconciliation of Non-GAAP Financial Measure
Change in Net Sales Growth As Reported to Organic Sales Growth
From the Three Months Ended June 30, 2025 to the Three Months Ended June 30, 2026
(unaudited)

	Net Sales Growth As Reported	Kidney Care MSA	FX	Organic Sales Growth*
Infusion Therapies & Platforms	6%	0%	(2)%	4%
Advanced Surgery	12%	0%	(0)%	12%
Medical Products & Therapies	7%	0%	(2)%	5%
Care & Connectivity Solutions	6%	0%	(1)%	5%
Front Line Care	2%	0%	(0)%	2%
Healthcare Systems & Technologies	4%	0%	(0)%	4%
Other	(15)%	16%	(1)%	0%
Total - Continuing Operations	5%	1%	(1)%	5%

*Totals may not add across due to rounding
Organic sales growth is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures, please see the Non-GAAP Financial Measures section of this press release.

BAXTER — PAGE 19
BAXTER INTERNATIONAL INC.
Reconciliation of Non-GAAP Financial Measure
Change in Net Sales Growth As Reported to Organic Sales Growth
From The Six Months Ended June 30, 2025 to The Six Months Ended June 30, 2026
(unaudited)

	Net Sales Growth As Reported	Kidney Care MSA	FX	Organic Sales Growth*
Infusion Therapies & Platforms	4%	0%	(3)%	1%
Advanced Surgery	13%	0%	(2)%	11%
Medical Products & Therapies	5%	0%	(3)%	2%
Care & Connectivity Solutions	4%	0%	(1)%	3%
Front Line Care	(0)%	0%	(1)%	(1)%
Healthcare Systems & Technologies	2%	0%	(1)%	1%
Other	(1)%	4%	(3)%	0%
Total - Continuing Operations	4%	0%	(2)%	2%

*Totals may not add across due to rounding
Organic sales growth is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures, please see the Non-GAAP Financial Measures section of this press release.

BAXTER — PAGE 20
BAXTER INTERNATIONAL INC.
Reconciliation of Non-GAAP Financial Measures
Projected Full Year 2026 U.S. GAAP Sales Growth to Projected Organic Sales Growth and
Projected Full Year 2026 Adjusted Earnings Per Share
(unaudited)

Sales Growth Guidance	FY 2026*
Sales growth - U.S. GAAP	3% - 4%
Kidney Care MSA	~30 bps
Foreign Exchange	(~100 bps)
Organic sales growth	2% - 3%

Adjusted Earnings Per Share Guidance	FY 2026
Adjusted diluted EPS	$1.95 - $2.15

*Totals may not foot due to rounding

Baxter calculates forward-looking non-GAAP financial measures based on forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking organic sales growth represents the company’s targeted future sales growth excluding the impact of the Kidney Care MSA not reflected in reportable segments, impacts associated with business acquisitions or divestitures, and is calculated on a constant currency basis, as if foreign currency exchange rates had remained constant between the prior and current periods. Additionally, forward-looking adjusted diluted EPS guidance excludes potential charges or gains that would be reflected as non-GAAP adjustments to earnings. Baxter provides forward-looking organic sales growth guidance and adjusted diluted EPS guidance because it believes that these measures provide useful information for the reasons noted above. Baxter has not provided reconciliations of forward-looking adjusted EPS guidance to forward-looking GAAP EPS guidance because the company is unable to predict with reasonable certainty the impact of legal proceedings, future business optimization actions, separation-related costs, business transformation-related costs, asset impairments and unusual gains and losses, and the related amounts are unavailable without unreasonable efforts (as specified in the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K). In addition, Baxter believes that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.